AMERICAN AADVANTAGE FUNDS
AMR Class
Institutional Class

Supplement dated December 31, 2000 to the Prospectuses dated July 7, 2000


Under the section titled "The Investment Advisers," the first sentence of the paragraph describing J.P. Morgan Investment Management Inc. is hereby changed to read as follows:

     J.P. Morgan Investment Management Inc. ("J.P. Morgan"), 522 Fifth Avenue, New York, New York 10036, is a direct subsidiary of J.P. Morgan Chase & Co.